Fees Summary	Sep. 22, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	906.74
Total Transaction Valuation	6,565,856.14
Total Offset Amount	0
Net Fee	$ 906.74